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                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.   20549


                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported)  June 30, 1998
                                                    ----------------


                          Reliance Bancshares, Inc.
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           (Exact name of registrant as specified in its charter)


                                  Wisconsin
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               (State or other jurisdiction of incorporation)


           0-27624                              39-1834823
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   (Commission File Number)            (IRS Employer Identification No.)


   3140 South 27th Street, Milwaukee, Wisconsin           53215
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   (Address of Principal Executive Offices)          (Zip Code)


   Registrant's telephone number, including area code  (414) 671-2222
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   ITEM 5.   OTHER EVENTS

        On June 30, 1998, the Registrant signed a definitive Agreement and Plan of Reorganization that provides for the acquisition of the Registrant, and its wholly-owned banking subsidiary, by St. Francis Capital Corporation ("St. Francis"). Under the terms of the definitive agreement, St. Francis will acquire all of the outstanding shares of the Registrant through a merger transaction pursuant to which the Registrant's shareholders will elect to receive either cash or shares of St. Francis's common stock in exchange for their shares. For information regarding the terms of the proposed transaction, reference is made to the press release dated June 30, 1998, which is attached hereto as Exhibit 99 and incorporated herein by reference. Consummation of the transaction is subject to regulatory approval, approval of the Registrant's shareholders and the satisfaction of certain other conditions.

   ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

             (c)  Exhibits:

                  Exhibit 99     June 30, 1998 Press Release



   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 RELIANCE BANCSHARES, INC.
                                      (Registrant)


                                 By:  /s/ Allan T. Bach
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                                      Allan T. Bach, President and
                                         Chief Executive Officer

   Dated: July 2, 1998


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                                EXHIBIT INDEX


   Number                        Description
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     99                June 30, 1998 Press Release